Treasury risk management	12 Months Ended
Dec. 31, 2025
Treasury Risk Management [Abstract]
Treasury risk management	16. Treasury risk management

Derivatives and hedge accounting
Derivatives are measured at fair value with any related transaction costs expensed as incurred. The treatment of changes in the value of derivatives depends on their use as explained below.
(i) Fair value hedges(a)
Certain derivatives are held to hedge the risk of changes in value of a specific bond or other loan. In these situations, the Group designates the liability and related derivative to be part of a fair value hedge relationship. The carrying value of the bond is adjusted by the fair value of the risk being hedged, with changes going to the income statement. Gains and losses on the corresponding derivative are also recognised in the income statement. The amounts recognised are offset in the income statement to the extent that the hedge is effective. Ineffectiveness may occur if the critical terms do not exactly match, or if there is a value adjustment resulting from a change in credit risk (in either the Group or the counterparty to the derivative) that is not matched by the hedged item. When the relationship no longer meets the criteria for hedge accounting, the fair value hedge adjustment made to the bond is amortised to the income statement using the effective interest method.
(ii) Cash flow hedges(a)
Derivatives are also held to hedge the uncertainty in timing or amount of future forecast cash flows. Such derivatives are classified as being part of cash flow hedge relationships. For an effective hedge, gains and losses from changes in the fair value of derivatives are recognised in equity. Cost of hedging, where material and opted for, is recorded in a separate account within equity. Any ineffective elements of the hedge are recognised in the income statement. Ineffectiveness may occur if there are changes to the expected timing of the hedged transaction. If the hedged cash flow relates to a non-financial asset, the amount accumulated in equity is subsequently included within the carrying value of that asset. For other cash flow hedges, amounts deferred in equity are taken to the income statement at the same time as the related cash flow.
When a derivative no longer qualifies for hedge accounting, any cumulative gain or loss remains in equity until the related cash flow occurs. When the cash flow takes place, the cumulative gain or loss is taken to the income statement. If the hedged cash flow is no longer expected to occur, the cumulative gain or loss is taken to the income statement immediately.
(iii) Net investment hedges(a)
Certain derivatives are designated as hedges of the currency risk on the Group’s investment in foreign subsidiaries. The accounting policy for these arrangements is set out in note 1.
(iv) Derivatives for which hedge accounting is not applied
Derivatives not classified as hedges are held in order to hedge certain balance sheet items and commodity exposures. No hedge accounting is applied to these derivatives, which are carried at fair value with changes being recognised in the income statement.

(a)Applying hedge accounting has not led to material ineffectiveness being recognised in the income statement for both 2025 and 2024. Fair value changes on basis spread is recorded in a separate account within equity.
The Group is exposed to the following risks that arise from its use of financial instruments, the management of which is described in the following sections:
■liquidity risk (see note 16A);
■market risk (see note 16B); and
■credit risk (see note 17B).
The Group’s risk management framework is established to set appropriate risk limits and controls, and to maintain adherence to these limits.
16A. MANAGEMENT OF LIQUIDITY RISK
Liquidity risk is the risk that the Group will face in meeting its obligations associated with its financial liabilities. The Group’s approach to managing liquidity is to ensure that it will have sufficient funds to meet its liabilities when due without incurring unacceptable losses. In doing this, management considers both normal and stressed conditions. A material and sustained shortfall in our cash flow could undermine the Group’s credit rating, impair investor confidence and also restrict the
Group’s ability to raise funds.
The Group’s funding strategy was supported by cash delivery from the business, coupled with the proceeds from bond issuances. Surplus cash balances have been invested conservatively with low-risk counterparties at maturities of primarily less than six months. In its liquidity assessment, the Group does not consider any supplier financing arrangements as these arrangements are non-recourse to Unilever and supplier payment dates and terms for Unilever do not vary based on whether the supplier chooses to use such financing arrangements.
Cash flow from operating activities provides the funds to service the financing of financial liabilities on a day-to-day basis. The Group seeks to manage its liquidity requirements by maintaining access to global debt markets through short-term and long-term debt programmes. In addition, Unilever has committed credit facilities for general corporate use.
On 31 December 2025, Unilever had undrawn revolving 364-day bilateral credit facilities in aggregate of $5,200 million and €2,600 million (2024: $5,200 million and
€2,600 million) with a 364-day term out. As part of the regular annual process, the intention is that these facilities will again be renewed in 2026.
16A. MANAGEMENT OF LIQUIDITY RISK continued
The following table shows Unilever’s contractually agreed undiscounted cash flows, including expected interest payments, which are payable under financial liabilities at the balance sheet date:

Undiscounted cash flows	€ million Due within 1 year	€ million Due between 1 and 2 years	€ million Due between 2 and 3 years	€ million Due between 3 and 4 years	€ million Due between 4 and 5 years	€ million Due after 5 years	€ million Total	€ million Net carrying amount as shown in balance sheet
2025
Non-derivative financial liabilities:
Bank loans and overdrafts	(245)	(3)	(1)	(1)	(1)	(1)	(252)	(233)
Bonds and other loans	(2,701)	(4,065)	(4,188)	(2,819)	(3,226)	(14,470)	(31,469)	(26,038)
Lease liabilities	(343)	(278)	(228)	(163)	(129)	(489)	(1,630)	(1,326)
Other financial liabilities	(78)	(143)	(11)	(2)	–	–	(234)	(229)
Trade payables, accruals and other liabilities	(16,297)	(55)	(12)	(24)	(3)	(24)	(16,415)	(16,413)
Deferred consideration	(26)	(20)	–	–	–	–	(46)	(46)
	(19,690)	(4,564)	(4,440)	(3,009)	(3,359)	(14,984)	(50,046)	(44,285)
Derivative financial liabilities:
Interest rate derivatives:								(413)
Derivative contracts – receipts	243	1,032	511	140	139	2,951	5,016
Derivative contracts – payments	(330)	(1,165)	(602)	(227)	(226)	(3,144)	(5,694)
Foreign exchange derivatives:								(80)
Derivative contracts – receipts	9,152	1	–	–	–	–	9,153
Derivative contracts – payments	(9,267)	(2)	–	–	–	–	(9,269)
Commodity derivatives:								(10)
Derivative contracts – receipts	–	–	–	–	–	–	–
Derivative contracts – payments	(10)	–	–	–	–	–	(10)
	(212)	(134)	(91)	(87)	(87)	(193)	(804)	(503)
Total	(19,902)	(4,698)	(4,531)	(3,096)	(3,446)	(15,177)	(50,850)	(44,788)
2024
Non-derivative financial liabilities:
Bank loans and overdrafts	(535)	(1)	(1)	(1)	(1)	(7)	(546)	(521)
Bonds and other loans	(6,041)	(2,710)	(3,552)	(4,348)	(2,817)	(14,513)	(33,981)	(28,648)
Lease liabilities	(389)	(322)	(257)	(207)	(147)	(479)	(1,801)	(1,486)
Other financial liabilities	(633)	(41)	(131)	–	(2)	–	(807)	(804)
Trade payables, accruals and other liabilities	(16,064)	(110)	(25)	(35)	(6)	(26)	(16,266)	(16,265)
Deferred consideration	(16)	(1)	–	–	–	–	(17)	(17)
	(23,678)	(3,185)	(3,966)	(4,591)	(2,973)	(15,025)	(53,418)	(47,741)
Derivative financial liabilities:
Interest rate derivatives:								(442)
Derivative contracts – receipts	71	71	192	192	184	408	1,118
Derivative contracts – payments	(178)	(142)	(257)	(260)	(244)	(525)	(1,606)
Foreign exchange derivatives:								(188)
Derivative contracts – receipts	5,641	–	–	–	–	–	5,641
Derivative contracts – payments	(5,867)	–	–	–	–	–	(5,867)
Commodity derivatives:								(20)
Derivative contracts – receipts	–	–	–	–	–	–	–
Derivative contracts – payments	(20)	–	–	–	–	–	(20)
	(353)	(71)	(65)	(68)	(60)	(117)	(734)	(650)
Total	(24,031)	(3,256)	(4,031)	(4,659)	(3,033)	(15,142)	(54,152)	(48,391)
The Group has sublet a small proportion of leased properties. Related future minimum sublease payments are €75 million (2024: €69 million).
16A. MANAGEMENT OF LIQUIDITY RISK continued
The following table shows cash flows for which cash flow hedge accounting is applied. The derivatives in the cash flow hedge relationships are expected to have an impact on profit and loss in the same periods as the cash flows occur.

	€ million Due within 1 year	€ million Due between 1 and 2 years	€ million Due between 2 and 3 years	€ million Due between 3 and 4 years	€ million Due between 4 and 5 years	€ million Due after 5 years	€ million Total	€ million Net carrying amount of related derivatives(a)
2025
Foreign exchange cash inflows	1,795	–	–	–	–	–	1,795	–
Foreign exchange cash outflows	(1,843)	–	–	–	–	–	(1,843)	(25)
Interest rate swaps cash inflows	180	1,617	141	691	822	3,601	7,052	15
Interest rate swaps cash outflows	(233)	(1,733)	(197)	(698)	(846)	(3,672)	(7,379)	–
Commodity contracts cash inflows	3	–	–	–	–	–	3	3
Commodity contracts cash outflows	(10)	–	–	–	–	–	(10)	(10)
2024
Foreign exchange cash inflows	2,717	–	–	–	–	–	2,717	–
Foreign exchange cash outflows	(2,696)	–	–	–	–	–	(2,696)	31
Interest rate swaps cash inflows	70	70	1,017	42	592	795	2,586	55
Interest rate swaps cash outflows	(71)	(71)	(982)	(58)	(624)	(852)	(2,658)	–
Commodity contracts cash inflows	126	–	–	–	–	–	126	126
Commodity contracts cash outflows	(20)	–	–	–	–	–	(20)	(20)
(a)See note 16C.
16B. MANAGEMENT OF MARKET RISK
Unilever’s size and operations result in it being exposed to the following market risks that arise from its use of financial instruments:
■commodity price risk;
■currency risk; and
■interest rate risk.
The above risks may affect the Group’s income and expenses, or the value of its financial instruments. The objective of the Group’s management of market risk is to maintain this risk within acceptable parameters, while optimising returns. Generally, the Group applies hedge accounting to manage the volatility in income statement arising from market risk.
Where the Group uses hedge accounting to mitigate the above risks, it is normally implemented centrally by either the Treasury or Commodity Risk Management teams, in line with their respective frameworks and strategies. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship continues to exist between the hedged item and hedging instrument. The Group generally enters into hedge relationships where the critical terms of the hedging instrument match exactly with the hedged item, meaning that the economic relationship between the hedged item and hedging instrument is evident, so only a qualitative assessment is performed. When a qualitative assessment is not considered sufficient, for example when the critical terms of the hedging instrument do not match exactly with the hedged item, a quantitative assessment of hedge effectiveness will also be performed. The hedge ratio is set on inception for all hedge relationships and is dependent on the alignment of the critical terms of the hedging instrument to the hedged item (in most instances these are matched, so the hedge ratio is 1:1).
16B. MANAGEMENT OF MARKET RISK continued
The Group’s exposure to, and management of, these risks is explained below. It often includes derivative financial instruments, the uses of which are described in note 16C.

Potential impact of risk	Management policy and hedging strategy	Sensitivity to the risk

(i) Commodity price risk
The Group is exposed to the risk of changes in
commodity prices in relation to its purchase
of certain raw materials.
At 31 December 2025, the Group had hedged its
exposure to future commodity purchases with
commodity derivatives valued at €284 million (2024:
€660 million).
Hedges of future commodity purchases resulted in
cumulative gains of €83 million (2024: gain of
€27 million) being reclassified to the income
statement and gains of €28 million (2024: gain of
€11 million) being recognised as a basis adjustment
to inventory purchased.

The Group uses commodity forwards, futures, swaps
and option contracts to hedge against this risk. All
commodity forward contracts hedge future purchases
of raw materials and the contracts are settled either
in cash or by physical delivery.
The Group also hedges risk components of
commodities where it is not possible to hedge the
commodity in full. This is done with reference to the
contract to purchase the hedged commodity.
Commodity derivatives are generally designated as
hedging instruments in cash flow hedge accounting
relations. All commodity derivative hedging is done in
line with CRM policy approved by the Chief Financial
Officer and Chief Supply Chain Officer.

A 10% increase in commodity prices as at
31 December 2025 would have led to a €38 million
gain on the commodity derivatives in the cash flow
hedge reserve (2024: €81 million gain in the cash
flow hedge reserve).
A decrease of 10% in commodity prices on a full-
year basis would have the equal but opposite
effect.

(ii) Currency risk
Currency risk on sales, purchases and
borrowings
Because of Unilever’s global reach, it is subject to
the risk that changes in foreign currency values
impact the Group’s sales, purchases and
borrowings.
At 31 December 2025, the exposure to the Group
from companies holding financial assets and
liabilities other than in their functional currency
amounted to €139 million (2024: €351 million).

The Group manages currency exposures within
prescribed limits, mainly through the use of forward
foreign currency exchange contracts.
Operating companies manage foreign exchange
exposures within prescribed limits.
The aim of the Group’s approach to management of
currency risk is to leave the Group with no material
residual risk.

As an estimation of the approximate impact of the
residual risk, with respect to financial instruments,
the Group has calculated the impact of a 10%
change in exchange rates.
Impact on income statement
A 10% strengthening of the foreign currencies
against the respective functional currencies
of group companies would have led to
approximately an additional €14 million loss in the
income statement (2024: €35 million loss).
A 10% weakening of the foreign currencies against
the respective functional currencies of group
companies would have led to an equal but
opposite effect.
Impact on equity – trade-related cash flow
hedges
A 10% strengthening of foreign currencies against
the respective functional currencies of group
companies hedging future trade cash flows and
applying cash flow hedge accounting, would have
led to €66 million loss (2024: €158 million loss) in
equity.
A 10% weakening of the same would have led to
an equal but opposite effect.

As at year end, the Group had the below notional amount of currency derivatives outstanding to which cash flow hedge accounting is applied:
Currency	€ million 2025	€ million 2024
EUR*	(18)	(1,014)
GBP	(560)	(404)
USD	242	306
SEK	(72)	(87)
CAD	(109)	(194)
SGD	62	68
Others	(206)	(260)
Total	(661)	(1,585)
* Euro exposure relates to group companies having non- euro functional currencies.
16B. MANAGEMENT OF MARKET RISK continued

Potential impact of risk			Management policy and hedging strategy	Sensitivity to the risk

Currency risk on the Group’s net investments
The Group is also subject to currency risk in relation
to the translation of the net investments of its foreign
operations into euros for inclusion in its consolidated
financial statements.
These net investments include Group financial loans,
which are monetary items that form part of our net
investment in foreign operations, of €4.4 billion
(2024: €7.9 billion), of which €3.1 billion (2024: €3.5
billion) is denominated in USD and nil in GBP (2024:
€3.1 billion). In accordance with IAS 21, the
exchange differences on these financial loans are
booked through reserves.
Part of the currency exposure on the Group’s
investments is also managed using net investment
hedges for the currencies listed below, with nominal
values as stated below.

Unilever aims to minimise this currency risk on the
Group’s net investment exposure by borrowing in
local currency in the operating companies
themselves. In some locations, however, the Group’s
ability to do this is inhibited by local regulations, lack
of local liquidity or by local market conditions.
Treasury may decide on a case-by-case basis to
actively hedge the currency exposure from net
investment in foreign operations. This is done either
through additional borrowings in the related currency,
or through the use of foreign exchange derivative
contracts.
Where local currency borrowings, or derivative
contracts, are used to hedge the currency risk in
relation to the Group’s net investment in foreign
subsidiaries, these relationships are designated as
net investment hedges for accounting purposes.
Exchange risk related to the principal amount of the
USD denominated debt either forms part of hedging
relationship itself, or is hedged through forward
contracts.

Impact on equity – net investment hedges
A 10% strengthening of the euro against other
currencies would have led to €43 million
(2024: €162 million) loss in the equity on the
net investment hedges used to manage the
currency exposure on the Group’s investments.
A 10% weakening of the euro against other
currencies would have led to an equal but opposite
effect.
Impact on equity – net investments in group
companies
A 10% strengthening of the euro against all other
currencies would have led to €2,160 million
negative retranslation effect (2024: €2,600 million
negative retranslation effect).
A 10% weakening of the euro against all other
currencies would have led to an equal but opposite
effect.
In line with accepted hedge accounting treatment
and our accounting policy for financial loans, the
retranslation differences would be recognised in
equity.

Currency	€ million 2025	€ million 2024
USD	2,762	3,023
CNY	(999)	(1,081)
ILS	(338)	(323)
TRY	(245)	–
CHF	(750)	–
At 31 December 2025, the net exposure of the net investments in foreign currencies amounts to €21.6 billion (2024: €26.0 billion).
(iii) Interest rate risk(a)
The Group is exposed to market interest rate fluctuations
on its floating-rate debt. Increases in benchmark interest
rates could increase the interest cost of our floating-rate
debt and increase the cost of future borrowings. The
Group’s ability to manage interest costs also has an
impact on reported results.
The Group does not have any material floating
interest-bearing financial assets or any significant
long-term fixed interest-bearing financial assets.
Consequently, the Group’s interest rate risk arises
mainly from financial liabilities other than lease
liabilities.
Taking into account the impact of interest rate swaps,
at 31 December 2025, interest rates were fixed on
approximately 84% of the expected financial
liabilities (excluding lease liabilities) for 2026, and
71% for 2027 (76% for 2025 and 68% for 2026 at 31
December 2024).
As at year end, the Group had the below notional
amount of interest rate derivatives outstanding on
which hedge accounting is applied:

Unilever’s interest rate management approach aims
for an optimal balance between fixed- and floating-
rate interest rate exposures on expected financial
liabilities. The objective of this approach is to
minimise annual interest costs.
This is achieved either by issuing fixed- or floating-
rate long-term debt, or by modifying interest rate
exposure through the use of interest rate swaps.
The majority of the Group’s existing interest rate
derivatives are designated as fair value hedges and
are expected to be effective. The fair value
movement of these derivatives is recognised in the
income statement, along with any changes in the
relevant fair value of the underlying hedged asset or
liability.

Impact on income statement
Assuming that all other variables remain constant,
a 1.0 percentage point increase in floating interest
rates on a full-year basis as at 31 December 2025
would have led to an additional €47 million of
additional finance cost (2024: €94 million additional
finance costs).
A 1.0 percentage point decrease in floating interest
rates on a full-year basis would have led to an
equal but opposite effect.
Assuming that all other variables remain constant,
a 1.0 percentage point increase in interest rates on
a full-year basis as at
31 December 2025 would have led to an additional
€20 million of additional finance costs related to net
investment hedge interest rate swaps (2024: €12
million cost).
A 1.0 percentage point decrease in interest rates
on a full-year basis would have led to an additional
€22 million of finance income related to net
investment hedge interest rate swaps (2024: €12
million income).
Impact on equity – cash flow hedges
Assuming that all other variables remain constant,
a 1.0 percentage point increase in interest rates on
a full-year basis as at
31 December 2025 would have led to an additional
€6 million debit in equity from derivatives in cash
flow hedge relationships (2024: €5 million credit).
A 1.0 percentage point decrease in interest rates
on a full-year basis would have led to an additional
€7 million credit in equity from derivatives in cash
flow hedge relationships (2024: €5 million debit).

Cash flow hedge	€ million 2025	€ million 2024
Currency	5,852	2,211
EUR	5,000	1,250
USD	852	961
Fair value hedge
Currency	3,494	3,660
EUR	2,000	2,000
USD	1,150	1,298
GBP	344	362
Net investment hedge
Currency	599	647
CNY	599	647

For interest management purposes, transactions with a
maturity shorter than six months from inception date
are not included as fixed interest transactions.
The average interest rate on short-term borrowings in
2025 was 4.3% (2024: 6.3%).

(a)See the weighted average amount of financial liabilities with fixed-rate interest shown in the following table.
16B. MANAGEMENT OF MARKET RISK continued
The following table shows the split in fixed- and floating-rate interest exposures, taking into account the impact of interest rate swaps:

	€ million 2025	€ million 2024
Current financial liabilities	(2,582)	(6,987)
Non-current financial liabilities	(25,696)	(25,066)
Total financial liabilities	(28,278)	(32,053)
Less: lease liabilities	(1,326)	(1,486)
Financial liabilities (excluding lease liabilities)	26,952	30,567
Of which:
Fixed rate (weighted average amount of fixing for the following year)	(22,228)	(21,151)
16C. DERIVATIVES AND HEDGING
The Group does not use derivative financial instruments for speculative purposes. The uses of derivatives and the related values of derivatives are summarised in the following table. Derivatives used to hedge:

	€ million Trade and other receivables	€ million Current financial assets		€ million Non-current financial assets	€ million Trade payables and other liabilities	€ million Current financial liabilities		€ million Non-current financial liabilities	€ million Total
31 December 2025
Foreign exchange derivatives
Fair value hedges	–	–		–	–	–		–	–
Cash flow hedges	5	–		–	(30)	–		–	(25)
Hedges on the net investment in foreign operations	–	12	(a)	–	–	(36)	(a)	–	(24)
Hedge accounting not applied	12	38	(a)	4	(11)	(3)	(a)	–	40
Interest rate derivatives
Fair value hedges	–	–		–	–	(9)		(295)	(304)
Cash flow hedges	–	–		117	–	–		(102)	15
Hedges on the net investment in foreign operations	–	–		19	–	–		–	19
Hedge accounting not applied	–	–		–	–	–		(7)	(7)
Commodity contracts
Cash flow hedges	3	–		–	(10)	–		–	(7)
Hedge accounting not applied	–	–		–	–	–		–	–
	20	50		140	(51)	(48)		(404)	(293)
	Total assets			210	Total liabilities			(503)	(293)
31 December 2024
Foreign exchange derivatives
Fair value hedges	–	–		–	–	–		–	–
Cash flow hedges	59	–		–	(28)	–		–	31
Hedges on the net investment in foreign operations	–	69		–	–	(28)	(a)	–	41
Hedge accounting not applied	18	79	(a)	–	(8)	(124)	(a)	–	(35)
Interest rate derivatives
Fair value hedges	–	–		–	–	–		(423)	(423)
Cash flow hedges	–	–		58	–	–		(3)	55
Hedges on the net investment in foreign operations	–	–		–	–	–		(16)	(16)
Hedge accounting not applied	–	1		10	–	–		–	11
Commodity contracts
Cash flow hedges	126	–		–	(20)	–		–	106
Hedge accounting not applied	–	–		–	–	–		–	–
	203	149		68	(56)	(152)		(442)	(230)
	Total assets			420	Total liabilities			(650)	(230)
(a)Swaps that hedge the currency risk on intra-group loans and offset ‘Hedges of net investments in foreign operations’ are included within ‘Hedge accounting not applied’. See below for further details.
16C. DERIVATIVES AND HEDGING continued
Master netting or similar agreements
A number of legal entities within the Group enter into derivative transactions under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owed by each counterparty on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other. In certain circumstances, such as when a credit event such as a default occurs, all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is payable in settlement of all transactions.
The ISDA agreements do not meet the criteria for offsetting the positive and negative values in the consolidated balance sheet. This is because the Group does not have a legally enforceable right to offset recognised amounts against counterparties, as the right to offset is enforceable only upon the occurrence of credit events such as a default.
The column ‘Related amounts not set off in the balance sheet – Financial instruments’ shows the netting impact of our ISDA agreements, assuming the agreements are respected in the relevant jurisdiction.
(i) Financial assets
The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements.

				Related amounts not set off in the balance sheet
As at 31 December 2025	€ million Gross amounts of recognised financial assets	€ million Gross amounts of recognised financial assets set off in the balance sheet	€ million Net amounts of financial assets presented in the balance sheet	€ million Financial instruments	€ million Cash collateral received	€ million Net amount
Derivative financial assets	229	(19)	210	(162)	(28)	20
As at 31 December 2024
Derivative financial assets	478	(58)	420	(174)	(89)	157
(ii) Financial liabilities
The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements.

				Related amounts not set off in the balance sheet
As at 31 December 2025	€ million Gross amounts of recognised financial liabilities	€ million Gross amounts of recognised financial liabilities set off in the balance sheet	€ million Net amounts of financial liabilities presented in the balance sheet	€ million Financial instruments	€ million Cash collateral received	€ million Net amount
Derivative financial liabilities	(522)	19	(503)	162	–	(341)
As at 31 December 2024
Derivative financial liabilities	(708)	58	(650)	174	–	(476)